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                                                                   EXHIBIT 10.37


           FIFTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO
                       GUARANTEE AND COLLATERAL AGREEMENT


         FIFTH AMENDMENT, dated as of July 27, 2006, to the Credit Agreement, dated as of May 19, 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CARMIKE CINEMAS, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), WELLS FARGO FOOTHILL, INC., as Documentation Agent (in such capacity, the "Documentation Agent"), and BEAR STEARNS CORPORATE LENDING INC., as administrative agent (in such capacity, the "Administrative Agent") and FIRST AMENDMENT, dated as of July 27, 2006 (collectively with the Fifth Amendment referred to above, this "Amendment"), to the Guarantee and Collateral Agreement, dated as of May 19, 2005, made by the Borrower and certain of its Subsidiaries in favor of the Administrative Agent.

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain extensions of credit to the Borrower; and

         WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement and the Guarantee and Collateral Agreement on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

         SECTION 1.1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         SECTION 1.2. Amendments to Section 1.1 of the Credit Agreement. Section
1.1 of the Credit Agreement is hereby amended by (a) deleting clause (ii) of the proviso in the definition of "Applicable Margin" in its entirety and inserting, in lieu thereof the following:

         "(ii) during any time from and after the Fifth Amendment Effective Date when any of the financial statements and other items specified in Sections 7.1 and 7.2 for the fiscal year ended December 31, 2005 and the fiscal quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 (the "Required Information") shall not have been delivered to the Lenders in the manner and at the times prescribed by such sections prior to giving effect to the Fourth Amendment and the Fifth Amendment, the Applicable Margin with respect to the Loans shall be increased by 0.50% per annum from the Applicable Margin otherwise applicable thereto without giving effect to this clause (ii)";

         (b) inserting the following new defined terms and related definitions:

                  "Fifth Amendment": shall mean the Fifth Amendment to this Agreement dated as of July 27, 2006.

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                  "Fifth Amendment Effective Date": as defined in the Fifth
         Amendment.

                  "Qualified Counterparty": with respect to any Specified Hedge Agreement, any counterparty thereto that, at the time such Specified Hedge Agreement was entered into, was a Lender, an Affiliate of a Lender, an Agent or an Affiliate of an Agent; provided that, in the event a counterparty to a Specified Hedge Agreement at the time such Specified Hedge Agreement was entered into was a Qualified Counterparty, such counterparty shall constitute a Qualified Counterparty hereunder and under the other Loan Documents.

                  "Secured Parties": the collective reference to the Lenders, the Agents, the Qualified Counterparties, the Issuing Lender and the Swingline Lender.

         (c) deleting the terms "Obligations" and "Specified Hedge Agreement" and substituting in lieu thereof the following new defined terms:

                  "Obligations": the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower to any Agent or to any Lender (or, in the case of Specified Hedge Agreements, any Qualified Counterparty), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Specified Hedge Agreement or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to any Agent or to any other Secured Party that are required to be paid by the Borrower pursuant hereto) or otherwise.

                  "Specified Hedge Agreement": any Hedge Agreement (a) entered into by (i) the Borrower or any of its Subsidiaries and (ii) any Qualified Counterparty, as counterparty and (b) that has been designated by such Qualified Counterparty and the Borrower, by notice to the Administrative Agent, as a Specified Hedge Agreement provided, that any release of Collateral or Guarantors effected in the manner permitted by this Agreement shall not require the consent of holders of obligations under Specified Hedge Agreements. The designation of any Hedge Agreement as a Specified Hedge Agreement shall not create in favor of any Qualified Counterparty that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Guarantor under the Guarantee and Collateral Agreement except as provided in Section 11.14.

         SECTION 1.3. Amendments to Section 7.1 of the Credit Agreement. Section
7.1 of the Credit Agreement is hereby amended by (i) deleting the parenthetical immediately

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after the word "Borrower" in the second line of paragraph (a) thereof, that was inserted pursuant to the Fourth Amendment, and inserting the following: "(or, in the case of the fiscal year ended December 31, 2005, no later than September 30,
2006)" and (ii) deleting the parenthetical immediately after the word "Borrower" in the second line of paragraph (b) thereof that was inserted pursuant to the Fourth Amendment, and inserting the following: "(or, in the case of the fiscal quarter ended March 31, 2006, no later than September 30, 2006, and in the case of the fiscal quarters ended June 30, 2006 and September 30, 2006, no later than December 31, 2006)".

         SECTION 1.4. Amendments to Section 7.2(b) of the Credit Agreement.
Section 7.2(b) of the Credit Agreement is hereby amended by inserting immediately after the reference to Section 7.1 in the second line thereof the following: "(or, in the case of the fiscal quarter ended June 30, 2006, on or prior to August 14, 2006, and in the case of the fiscal quarter ended September 30, 2006, on or prior to November 14, 2006, and, in the case of each such fiscal quarter, based on compiled monthly financial statements for the months comprising such fiscal quarter in the form previously delivered to the Administrative Agent during 2006 prior to the Fifth Amendment Effective Date)".

         SECTION 1.5. Amendments to Section 7.2(d) of the Credit Agreement.
Section 7.2(d) of the Credit Agreement is hereby amended by deleting the phrase "or on or prior to July 27, 2006 in the case of the fiscal quarter ended March 31, 2006", that was inserted pursuant to the Fourth Amendment, and inserting the following: "or on or prior to September 30, 2006 in the case of the fiscal quarter ended March 31, 2006, and on or prior to December 31, 2006 in the case of the fiscal quarters ended June 30, 2006 and September 30, 2006".

         SECTION 1.6. Amendments to Section 7.9 of the Credit Agreement. Section
7.9 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new Section 7.9:

                  "7.9 Interest Rate Protection. In the case of the Borrower, within 90 days after the Fifth Amendment Effective Date, enter into, and thereafter maintain, Hedge Agreements to the extent necessary to provide that at least 45% of the aggregate principal amount of outstanding Initial Term Loans and Delayed-Draw Term Loans is subject to either a fixed interest rate or interest rate protection from the effective date of such Hedge Agreements through a date not earlier than May 19, 2008, which Hedge Agreements shall have terms and conditions reasonably satisfactory to the Administrative Agent."

         SECTION 1.8. Amendments to Section 9 of the Credit Agreement. Section 9 of the Credit Agreement is hereby amended by adding after the words "Loan Documents" the last two times they appear therein the following: "and any Specified Hedge Agreements".

         SECTION 1.9. Amendments to Section 11.1 of the Credit Agreement.
Section 11.1 of the Credit Agreement is hereby amended by deleting the word "or" immediately prior to clause (xi) therein and adding the following immediately after clause (xi) and prior to the period: "(xii) amend, modify or waive any Loan Document so as to alter the ratable treatment of the Borrower Hedge Agreement Obligations and the Borrower Credit Agreement Obligations (each as defined in the Guarantee and Collateral Agreement) in a manner adverse to any Qualified

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Counterparty with Obligations then outstanding without the written consent of any such Qualified Counterparty".

         SECTION 1.10. Amendments to Section 11.14 of the Credit Agreement.
Section 11.14 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new Section 11.14:

                  "11.14 Releases of Guarantees and Liens. (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Secured Party, for itself and behalf of each of its Affiliates that may hereafter become a Secured Party (without requirement of notice to or consent of any Secured Party except as expressly required by Section 11.1) to take any action requested by the Borrower having the effect of releasing any Collateral or guarantee obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to in accordance with Section 11.1 or (ii) under the circumstances described in paragraph (b) below.

                  (b) At such time as the Loans, the Reimbursement Obligations and the other obligations under the Loan Documents (other than obligations under or in respect of Hedge Agreements) shall have been paid in full, the Commitments have been terminated, no Letters of Credit shall be outstanding or any outstanding Letters of Credit shall have been cash collateralized or otherwise secured by a collateral arrangement reasonably satisfactory to the Issuing Lender, and the net termination liability under or in respect of Specified Hedge Agreements at such time shall have been paid in full or secured by a collateral arrangement satisfactory to the Qualified Counterparty as determined in its sole discretion, the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Loan Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person."

         SECTION 1.11. Limitation on Borrowing of Revolving Credit Loans. During any time from and after the Fifth Amendment Effective Date (as defined below) when any of the Required Information (as defined in this Amendment) shall not have been delivered to the Lenders in the manner and at the times prescribed by Sections 7.1 and 7.2 of the Credit Agreement prior to giving effect to the Fourth Amendment and this Amendment, and subject to compliance with the conditions to borrowing thereof contained in the Credit Agreement, the maximum principal amount of Revolving Extensions of Credit that may be outstanding shall not exceed $10,000,000.

         SECTION 1.12. Interim Financial Statements and Calculations. The Borrower agrees to deliver to the Administrative Agent and the Lenders on or prior to the 15th day of each month during which the Required Information shall not have been previously delivered to the Lenders monthly financial statements for the immediately preceding month in the form of the monthly financial statements previously delivered to the Administrative Agent during 2006.

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         SECTION 1.13. Amendments to Guarantee and Collateral Agreement. The
Guarantee and Collateral Agreement is hereby amended by:

(i) deleting the words "for the banks, financial institutions and other entities (the "Lenders") from time to time parties to the Credit Agreement, dated as of May 19, 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Carmike Cinemas, Inc., a Delaware corporation (the "Borrower"), the Lenders, Bear, Stearns & Co. Inc., as sole lead arranger and sole bookrunner (in such capacity, the "Arranger"), Wells Fargo Foothill, Inc., as documentation agent (in such capacity, the "Documentation Agent"), and the Administrative Agent" in the introductory paragraph and substituting in lieu thereof the following: "acting pursuant to this Agreement for the benefit of the Secured Parties",

(ii) deleting the final two recitals and substituting in lieu thereof the following new recitals:

                  "WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement and, to the extent applicable, of Qualified Counterparties to provide financial accommodations under Specified Hedge Agreements that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Secured Parties;

         NOW, THEREFORE, in consideration of the premises and to induce the Agents and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder and to induce Qualified Counterparties to enter into Specified Hedge Agreements, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:",

(iii) deleting the words "Lender or any affiliate of any Lender" and the words "Lender or affiliate thereof" where they appear in the definition of "Borrower Hedge Agreement Obligations" and substituting in lieu thereof the words "Qualified Counterparty",

(iv) deleting the words "but only to the extent that, and only so long as, the Borrower Credit Agreement Obligations are secured and guaranteed pursuant hereto," where they appear in the definition of "Borrower Obligations,

(v) deleting the words "Agents and the Lenders" in the third line of Section 2.1(a) and substituting in lieu thereof the words "Secured Parties",

(vi) deleting the words "Agents and the Lenders (and any affiliates of any Lender to which Borrower Hedge Agreement Obligations are owing)" beginning in the second line of Section 3 and substituting in lieu thereof the words "Secured Parties",

(vii) deleting the words "To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:" at the beginning of Section 4 and substituting in lieu thereof the words "To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder and to induce the Qualified Counterparties to enter into the Specified Hedge Agreements, each Grantor hereby represents and warrants to each Secured Party that:",

(viii) deleting the words "Agents and the Lenders" in the first line of the initial paragraph of Section 5 and substituting in lieu thereof the words "Secured Parties",

(ix) deleting paragraphs "Second", "Third" and "Fourth" of Section 6.5 and substituting in lieu thereof the following:

                  "Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then due and owing and remaining unpaid to the Secured Parties; and

                  Third, any balance of such Proceeds remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding or any outstanding Letters of Credit shall have been cash collateralized or otherwise secured by a collateral arrangement reasonably satisfactory to the Issuing Lender, the Commitments shall have terminated, and any Specified Hedge Agreement of each Qualified Counterparty shall have been paid in full or secured by a collateral arrangement satisfactory to such Qualified Counterparty in its sole discretion, shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same. For purposes of this Section, to the extent that any Obligation is unmatured, unliquidated or contingent at the time any distribution is to be made pursuant to clause Second above and has not been cash collateralized or otherwise secured by a satisfactory collateral arrangement as indicated above, the Administrative Agent shall allocate a portion of the amount to be distributed pursuant to such clause for the benefit of the Secured Parties holding such Obligations and shall hold such amounts for the benefit of such Secured Parties until such time as such Obligations become matured, liquidated and/or payable at which time such amounts shall be distributed to the holders of such Obligations to the extent necessary to pay such Obligations in full (with any excess to be distributed in accordance with this Section as if distributed at such time). In making determinations and allocations required by this Section, the Administrative Agent may conclusively rely upon information provided to it by the holder of the relevant Obligations (which, in the case of the immediately preceding sentence) shall be a reasonable estimate of the amount of the Obligations) and shall not be required to, or be responsible for, ascertaining the existence of or amount of any Obligations."

(x) deleting the words "in such order as the Administrative Agent may elect" in the twenty-seventh and twenty-eighth lines of Section 6.6 and substituting in lieu thereof the words "in accordance with Section 6.5",

(xi) deleting Section 8.15(a) in its entirety and substituting in lieu thereof the following new Section 8.15(a):

                  "(a) At such time as the Loans, the Reimbursement Obligations and the other Obligations (other than Borrower Hedge Agreement Obligations) shall have been paid in full, the Commitments have been terminated, no Letters of Credit shall be outstanding or any outstanding Letters of Credit shall have been cash collateralized or otherwise secured by a collateral arrangement reasonably satisfactory to the Issuing Lenders, and the Specified Hedge Agreement of each Qualified Counterparty shall have been either (i) paid in full or (ii) secured by a collateral arrangement satisfactory to such Qualified Counterparty as determined in its sole discretion, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.", and and (xii) providing that the rights and benefits provided therein to the Agents and the Lenders (including, without limitation, the security interests granted therein and the rights and benefits of a secured party afforded thereby) shall also accrue to and be for the benefit of the other Secured Parties (as defined in this Amendment). For this purpose, the relevant provisions of the Guarantee and Collateral Agreement not otherwise amended by this Amendment, except for Sections 5.7, 5.10(e) and 8.6 shall be amended by replacing "Lender" or "Lenders" with "Secured Party" or "Secured Parties", as the case may be.

SECTION 1.14. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof on the date (the "Fifth Amendment Effective Date") on which the Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered to the Administrative Agent this Amendment.

SECTION 1.15. Representation and Warranties. To induce the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and all of the Lenders as of the Fifth Amendment Effective Date that:

         (a) Corporate Power; Authorization; Enforceable Obligations.

                  (i) The Borrower has the corporate power and authority, and the legal right, to make and deliver this Amendment and to perform its obligations under the Loan Documents, as amended by this Amendment, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the performance of the Loan Documents, as so amended.

                  (ii) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of this Amendment or with the performance, validity or enforceability of the Loan Documents, as amended by this Amendment, except as otherwise provided in Section 5.4 of the Credit Agreement.

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                  (iii) This Amendment has been duly executed and delivered on behalf of the Borrower.

                  (iv) This Amendment and each Loan Document, as amended by this Amendment, constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         (b) Representations and Warranties. The representations and warranties made by the Borrower in and pursuant to the Loan Documents are true and correct in all material respects on and as of the Fifth Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of the Fifth Amendment Effective Date.

         SECTION 1.16. Payment of Fees and Expenses.

         (a) Amendment Fee. In the event that the Required Lenders and the Borrower execute and deliver this Amendment, the Borrower shall pay to the Administrative Agent, for the ratable benefit of the Lenders consenting to this Amendment, an amendment fee in the amount of 0.10% on the principal amount of each such Lender's outstanding Initial Term Loans, Delayed-Draw Term Loans and Revolving Commitment immediately prior to the Fifth Amendment Effective Date, payable on the Fifth Amendment Effective Date.

         (b) Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to each Agent.

         SECTION 1.17. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

         SECTION 1.18. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written. CARMIKE CINEMAS, INC.

                                      By: /s/ Lee Champion
                                          ----------------------------------
                                          Name:  Lee Champion
                                          Title: SVP















                       Fifth Amendment to Credit Agreement

                                      BEAR STEARNS CORPORATE LENDING INC.,
                                         as Administrative Agent and as a Lender

                                      By: /s/ Victor Bulzacchelli
                                          --------------------------------------
                                          Name:  Victor Bulzacchelli
                                          Title: Vice President










                       Fifth Amendment to Credit Agreement

                                      WELLS FARGO FOOTHILL, N.A.,
                                        as Issuing Lender, Documentation Agent
                                        and a Lender

                                      By: /s/ Ilene Silberman
                                          --------------------------------------
                                          Name:  Ilene Silberman
                                          Title: Vice President














                       Fifth Amendment to Credit Agreement